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                       COHEN & STEERS REALTY SHARES, INC.

October 15, 1996

To Our Shareholders:

     We are pleased to submit to you our report for Cohen & Steers Realty Shares, Inc. for the quarter and nine months ended September 30, 1996. The net asset value per share at that date was $38.55. In addition, a regular quarterly dividend of $0.47 was declared for shareholders of record on September 20, 1996 and paid on September 23, 1996.

INVESTMENT REVIEW

     During the third quarter, Cohen & Steers Realty Shares had a total return of 7.3%. This was one of the Fund's best quarterly returns on both an absolute and relative basis since 1993. For the nine months ended September 30, 1996 the Fund's total return was 15.7%. This performance was the result of several factors, in our opinion. The market valuation of REITs has been very attractive for some time, particularly relative to stocks in general which have been swept upward in a lengthy and strong bull market. Perhaps more important, however, was that during the abrupt stock market decline in July REITs produced positive total returns, demonstrating the low market sensitivity and volatility that are characteristics inherent to this asset class. While these attributes are not necessarily desirable in a raging bull market, they are highly sought in periods of market turbulence and uncertainty. Most recently, REITs have continued to perform well due to the continued strength of the economy, the benign inflation and interest rate environment, and what appears to be the accelerating recovery of most real estate markets.

     Our investment results have been in excess of the major REIT Indexes primarily due to two strategic decisions made so far this year. First, during most of the year we maintained an overweighted position in owners of shopping centers, which have been direct beneficiaries of the strong economy and consumer spending that has consistently exceeded economists' expectations. As the shares of these companies rose in price, we selectively trimmed some positions and added to our holdings of owners of office buildings. These companies have performed extremely well recently in recognition of the recovering office markets and the outstanding property acquisitions being made by the leading companies. For the first time in history, some of the nation's most prestigious office properties are held in portfolios of publicly owned companies, purchased at a fraction of their replacement cost.

     Two trends accelerated during the quarter and are worthy of discussion. Leading companies have continued to enjoy ready access to the capital markets for both debt and equity. The capital has been used to bolster balance sheets and to finance substantial acquisitions of property portfolios or entire companies. In addition, the number of REITs in existence continued to shrink due to merger and acquisition activity among REITs and the absence of initial public offerings.

     REIT Mergers and acquisitions often occur for either strategic or financial reasons. Strategic reasons may include the desire to achieve greater geographic reach, greater size which can yield economies of scale, or the acquisition or enhancement of real estate capabilities (such as development or property management) that would be more expensive to develop internally. The strongest financial reason for consolidation is that there are many

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                       COHEN & STEERS REALTY SHARES, INC.

companies that have languished in the public market and whose high cost of capital denies them the ability to operate, finance or acquire property in an efficient manner. Managers of these companies are finding merit to aligning with larger, more efficient operators. In some cases a merger may represent the key to survival. Coincidentally, this is precisely the same reason that private companies, in growing numbers, are merging into public companies. Similarly, there is a growing trend toward insurance companies, pension funds and other private property owners selling their portfolios to larger REITs in exchange for either cash or shares of the REIT. In the process, acquiring companies are purchasing assets on favorable terms and real estate ownership is becoming concentrated in the hands of the larger and better-managed companies. Sellers are achieving liquidity and a more attractive growth vehicle for ongoing real estate investment.

     Whereas the public offering mechanism has provided ample capital for most companies, there has been an unusually high level of direct placement activity this year. A growing number of public companies are bypassing the traditional channels of distribution and selling newly issued shares directly to one or more institutional investors such as Cohen & Steers. The advantages of these placements to the issuers are numerous: the cost of issuance is significantly lower than what is traditionally charged by underwriters; there is minimal management time lost due to the selling process (there is no 'road show'); there is minimal disruption to the market for the company's shares before or after the offering period; and to the extent capital is needed quickly, it may be possible to raise it with as little as one phone call. Importantly, and almost by definition, these same factors also benefit both existing shareholders and the investors purchasing the new shares. Further, limiting the supply of shares for sale in the open market can have a positive impact on a company's share price, potentially lowering the cost of capital for future equity financing.

     We believe that the institutionalization of the market for REITs has opened the door to many more direct financing transactions which will serve to accelerate the growth of the industry. By utilizing 'shelf registrations,' both the company and the investor can act quickly when investment opportunities are available. This provides the company with a significant advantage over private market counterparts that are frequently subject to uncertainty in arranging for financing. While underwritten offerings will continue to play an important role in REIT capital-raising, they will be only one of several options available to the premier publicly owned real estate companies.

OUTLOOK

     The strong performance of REITs this year and the heightened level of investor interest has raised valuations to a level which, for the first time in over two years, is allowing new companies to come to the market with initial public offerings. There has already been one successful large offering for an office REIT in 1996 and we expect several more REIT offerings to come to market before year end. The strong recovery of shopping center REITs is enabling several companies to raise equity capital for the first time in two years. If current valuations hold, we would expect to see IPOs in this property sector, as well as others, before too long. In short, we expect to experience a near-record amount of capital-raising for public real estate companies in the next several months. As we learned in the 1993-94 REIT underwriting cycle, this can have both positive and negative consequences.

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                       COHEN & STEERS REALTY SHARES, INC.

     On the positive side, we believe an expansion of the industry is inevitable due to the establishment of the public market as the primary source of capital for real estate. Growth in market capitalization, liquidity and choices of property types and individual companies are, in our opinion, critical to the continued evolution of this industry. To the extent that the market does not exercise investment discipline, however, a shake-out resulting in large investor losses could set the industry back at a crucial point. We are cautiously optimistic that this will not occur because the industry's infrastructure has vastly changed since 1993-94. We believe that the number of analysts and the quality of their analysis on both the investment banking and money management sides have improved dramatically. The establishment of better industry standards of financial reporting and disclosure now provides real estate investors with what we perceive to be a flow of accurate data that is unparalleled in the history of an industry notorious for its lack of such information. This has served to place a governor on the flow of capital to various property markets and attenuate the cyclical nature of the real estate business.

     Evidence of this discipline is already abundant. In the apartment sector, for example, a surge in building permits in a particular market has often had a negative impact on the share prices of the companies operating in that market. The resulting increase in the cost of capital has almost instantaneously discouraged further development, enabling the market to maintain equilibrium. There has been a similar occurrence in the case of factory outlet centers. When their share prices declined due to the prospect of overbuilding, all of the companies' development plans were scaled back considerably. This averted what in another era would have likely resulted in significant excess capacity. We are seeing similar signs in the market for assisted living facilities, which until recently has been a hot investment area that attracted a near-flood of capital.

     It is our belief that in the coming months the market will undergo its strongest test of discipline yet, as the growing demand for shares of publicly-traded real estate companies will be met with supply from both existing and new issuers. This is an exciting prospect for us because we foresee many new investment opportunities. As always, however, we will maintain our strongest quality and valuation standards, understanding that these are the keys to superior long-term investment performance.

Sincerely,

/s/ MARTIN COHEN                                           /s/ ROBERT H. STEERS
MARTIN COHEN                                               ROBERT H. STEERS
President                                                  Chairman

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                       COHEN & STEERS REALTY SHARES, INC.
                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                              NUMBER
                                                                             OF SHARES            VALUE
                                                                            -----------       --------------
EQUITIES                                                      92.50%
      APARTMENT/RESIDENTIAL                                   18.63%
            Associated Estates Realty Corp............................          305,600       $    6,264,800
            Avalon Properties.........................................        1,995,100           46,386,075
            BRE Properties............................................           63,300            1,266,000
            Bay Apartment Communities.................................          546,400           15,572,400
            Camden Property Trust.....................................          780,000           19,987,500
            Charles E. Smith Residential Realty.......................          509,300           12,286,863
            Colonial Properties Trust.................................        1,205,200           31,636,500
            Columbus Realty Trust.....................................          516,300           10,519,613
            Irvine Apartment Communities..............................        1,013,900           22,432,537
            Merry Land & Investment Co................................          362,800            7,754,850
            Oasis Residential.........................................          344,200            7,529,375
            Post Properties...........................................        1,059,500           38,804,187
            Summit Properties.........................................          773,900           15,284,525
            Sun Communities...........................................          620,400           17,681,400
                                                                                              --------------
                                                                                                 253,406,625
                                                                                              --------------
      HEALTH CARE                                              4.85%
            Health Care Property Investors............................          499,500           16,296,187
            Health Care REIT..........................................          839,100           19,509,075
            Nationwide Health Properties..............................          735,900           16,189,800
            *Sunrise Assisted Living..................................          497,700           13,935,600
                                                                                              --------------
                                                                                                  65,930,662
                                                                                              --------------
      HOTEL                                                    2.39%
            *Bristol Hotel Co.........................................          256,700            6,834,638
            Patriot American Hospitality..............................          375,800           12,636,275
            Starwood Lodging Trust....................................          311,000           13,023,125
                                                                                              --------------
                                                                                                  32,494,038
                                                                                              --------------
      INDUSTRIAL                                               8.05%
            Centerpoint Properties Corp...............................        1,118,400           30,057,000
            Security Capital Industrial Trust.........................          422,800            7,716,100
            Spieker Properties........................................        1,795,600           52,745,750
            Weeks Corp................................................          663,200           18,901,200
                                                                                              --------------
                                                                                                 109,420,050
                                                                                              --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                              NUMBER
                                                                             OF SHARES            VALUE
                                                                            -----------       --------------
      OFFICE                                                  22.19%
            Beacon Properties Corp....................................        1,832,800       $   53,151,200
            Cali Realty Corp..........................................        1,258,300           34,131,387
            CarrAmerica Realty Corp...................................        1,797,800           44,945,000
            Cousins Properties........................................        1,583,900           34,845,800
            Crescent Real Estate Equities.............................        1,488,800           61,226,900
            Highwoods Properties......................................        1,617,000           49,116,375
            Reckson Associates Realty Corp............................          656,900           24,387,413
                                                                                              --------------
                                                                                                 301,804,075
                                                                                              --------------
      SELF STORAGE                                             4.63%
            Public Storage............................................        2,784,800           63,006,100
                                                                                              --------------

      SHOPPING CENTER                                         31.76%
         COMMUNITY CENTER                                     16.40%
            Developers Diversified Realty Corp........................        1,213,900           38,996,538
            Federal Realty Investment Trust...........................        1,480,100           34,782,350
            Glimcher Realty Trust.....................................        1,085,200           21,297,050
            Kimco Realty Corp.........................................        1,543,700           45,925,075
            Price REIT................................................          363,900           11,462,850
            Regency Realty Corp.......................................          216,500            4,844,187
            Vornado Realty Trust......................................        1,188,000           48,114,000
            Weingarten Realty Investors...............................          454,000           17,592,500
                                                                                              --------------
                                                                                                 223,014,550
                                                                                              --------------
         FACTORY OUTLET CENTER                                 2.20%
            Chelsea GCA Realty........................................          688,800           21,094,500
            Tanger Factory Outlet Centers.............................          356,200            8,771,425
                                                                                              --------------
                                                                                                  29,865,925
                                                                                              --------------
         REGIONAL MALL                                        13.16%
            CBL & Associates Properties...............................          964,500           22,183,500
            JP Realty.................................................          895,800           19,931,550
            Macerich Co...............................................        1,220,700           27,313,163
            Rouse Co..................................................        1,635,300           42,517,800
            Simon DeBartolo Group.....................................        1,839,800           46,914,900
            The Mills Corp............................................        1,025,000           20,243,750
                                                                                              --------------
                                                                                                 179,104,663
                                                                                              --------------
            TOTAL SHOPPING CENTER.....................................                           431,985,138
                                                                                              --------------
                  TOTAL EQUITIES (Identified cost $1,112,994,051).....                         1,258,046,688
                                                                                              --------------

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                       COHEN & STEERS REALTY SHARES, INC.
                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 1996 (UNAUDITED)

                                                                           PRINCIPAL
                                                                             AMOUNT              VALUE
                                                                          ------------       --------------
COMMERCIAL PAPER                                             7.43%
            Merrill Lynch, 5.35%, 10/1/96
               (Identified cost $101,003,000)......................       $101,003,000       $  101,003,000
                                                                                             --------------
TOTAL INVESTMENTS (Identified cost $1,213,997,051)........   99.93%                           1,359,049,688
OTHER ASSETS IN EXCESS OF LIABILITIES.....................    0.07%                                 990,170
                                                            -------                          --------------
NET ASSETS (Equivalent to $38.55 per share based on
   35,283,025 shares of capital stock outstanding)........  100.00%                          $1,360,039,858
                                                            -------                          --------------
                                                            -------                          --------------

------------------------

* Non-income producing.

                             FINANCIAL HIGHLIGHTS*

                                                                                                      NET ASSET VALUE
                                                                   TOTAL NET ASSETS                      PER SHARE
                                                             -----------------------------   ---------------------------------
NET ASSET VALUE:
      Beginning of period: 12/31/95........................                 $  793,084,074                         $ 34.62
            Net investment income..........................  $ 40,043,609                        $  1.38
            Net realized and unrealized gain on
               investments.................................   115,486,069                           3.96
            Distributions from net investment income.......   (41,232,022)                         (1.41)
                                                                                                 -------
      Capital stock transactions:
            Sold...........................................   620,366,128
            Distributions reinvested.......................    34,803,455
            Redeemed.......................................  (202,511,455)
                                                             ------------
      Net increase in net asset value......................                    566,955,784                            3.93
                                                                            --------------                         -------
      End of period: 9/30/96...............................                 $1,360,039,858                         $ 38.55
                                                                            --------------                         -------
                                                                            --------------                         -------

------------------------

* Financial information included in this report has been taken from the records of the Fund without examination by independent accountants.

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                       COHEN & STEERS REALTY SHARES, INC.

OFFICERS AND DIRECTORS                                     KEY INFORMATION

 Robert H. Steers                                          INVESTMENT ADVISER
 Director and Chairman                                     Cohen & Steers Capital Management, Inc.
 Martin Cohen                                              757 Third Avenue
 Director and President                                    New York, NY 10017
 Gregory C. Clark                                          (212) 832-3232
 Director                                                  FUND ADMINISTRATOR AND TRANSFER AGENT
 George Grossman                                           Chase Global Funds Services Co.
 Director                                                  73 Tremont Street
 Jeffrey H. Lynford                                        Boston, MA 02108
 Director                                                  (800) 437-9912
 Willard H. Smith, Jr.                                     CUSTODIAN
 Director                                                  The Chase Manhattan Bank, N.A.
 Elizabeth O. Reagan                                       770 Broadway
 Vice President                                            New York, NY 10003
                                                           LEGAL COUNSEL
                                                           Dechert Price & Rhoads
                                                           477 Madison Avenue
                                                           New York, NY 10022
                                                           NASDAQ Symbol: CSRSX
                                                           Net  asset value (NAV)  can be found  in the daily mutual
                                                           fund listings  in the  financial  section of  most  major
                                                           newspapers   under  the  Fund's  abbreviation  'C&SRlty'.
                                                           This report  is authorized  for  delivery to  other  than
                                                           shareholders  of Cohen & Steers  Realty Shares, Inc. only
                                                           when  accompanied  or  preceded  by  the  delivery  of  a
                                                           currently  effective prospectus setting  forth details of
                                                           the Fund.

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                                 COHEN & STEERS
                                 REALTY SHARES
                                757 THIRD AVENUE
                               NEW YORK, NY 10017

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                                QUARTERLY REPORT
                               SEPTEMBER 30, 1996